                                                                    EXHIBIT 24.1

                               CYRIX CORPORATION

                               Power of Attorney

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cyrix Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Russell N. Fairbanks, Jr., and Jay W. Swent, III, either of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, as well as any rules, regulations and requirements of any other regulatory authority, in connection with the offering and sale by the Company of up to 7,218,334 shares (including shares registered on previous registration statements) of the Company's common stock, $.004 par value per share, pursuant to the Cyrix Corporation 1988 Incentive Stock Plan, including the filing by the Company under the Act of one or more registration statements on Form S-8, and any or all post-effective amendments thereto (collectively, the "Registration Statement"), with all exhibits and any and all documents required to be filed as a part of, an exhibit to, or in connection with said Registration Statement, with the Securities and Exchange Commission or any other regulatory authority, granting unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed his name this 19th day of December, 1996.

                                                 /s/ HARVEY B. CASH
                                     -----------------------------------------
                                                    (Signature)

                                                   Harvey B. Cash
                                     -----------------------------------------
                                              (Please Print Full Name)

                               CYRIX CORPORATION

                               Power of Attorney

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cyrix Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Russell N. Fairbanks, Jr., and Jay W. Swent, III, either of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, as well as any rules, regulations and requirements of any other regulatory authority, in connection with the offering and sale by the Company of up to 7,218,334 shares (including shares registered on previous registration statements) of the Company's common stock, $.004 par value per share, pursuant to the Cyrix Corporation 1988 Incentive Stock Plan, including the filing by the Company under the Act of one or more registration statements on Form S-8, and any or all post-effective amendments thereto (collectively, the "Registration Statement"), with all exhibits and any and all documents required to be filed as a part of, an exhibit to, or in connection with said Registration Statement, with the Securities and Exchange Commission or any other regulatory authority, granting unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed his name this 19th day of December, 1996.

                                                /s/ GERALD D. ROGERS
                                     -----------------------------------------
                                                    (Signature)

                                                  Gerald D. Rogers
                                     -----------------------------------------
                                              (Please Print Full Name)

                               CYRIX CORPORATION

                               Power of Attorney

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cyrix Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Russell N. Fairbanks, Jr., and Jay W. Swent, III, either of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, as well as any rules, regulations and requirements of any other regulatory authority, in connection with the offering and sale by the Company of up to 7,218,334 shares (including shares registered on previous registration statements) of the Company's common stock, $.004 par value per share, pursuant to the Cyrix Corporation 1988 Incentive Stock Plan, including the filing by the Company under the Act of one or more registration statements on Form S-8, and any or all post-effective amendments thereto (collectively, the "Registration Statement"), with all exhibits and any and all documents required to be filed as a part of, an exhibit to, or in connection with said Registration Statement, with the Securities and Exchange Commission or any other regulatory authority, granting unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed his name this 19th day of December, 1996.

                                                   /s/ L.J. SEVIN
                                     -----------------------------------------
                                                    (Signature)

                                                     L.J. Sevin
                                     -----------------------------------------
                                              (Please Print Full Name)

                               CYRIX CORPORATION

                               Power of Attorney

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cyrix Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Russell N. Fairbanks, Jr., and Jay W. Swent, III, either of whom may act without the joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, as well as any rules, regulations and requirements of any other regulatory authority, in connection with the offering and sale by the Company of up to 7,218,334 shares (including shares registered on previous registration statements) of the Company's common stock, $.004 par value per share, pursuant to the Cyrix Corporation 1988 Incentive Stock Plan, including the filing by the Company under the Act of one or more registration statements on Form S-8, and any or all post-effective amendments thereto (collectively, the "Registration Statement"), with all exhibits and any and all documents required to be filed as a part of, an exhibit to, or in connection with said Registration Statement, with the Securities and Exchange Commission or any other regulatory authority, granting unto said attorneys-in-fact and agents, and either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has signed his name this 19th day of December, 1996.

                                                  /s/ GARY STIMAC
                                     -----------------------------------------
                                                    (Signature)

                                                    Gary Stimac
                                     -----------------------------------------
                                              (Please Print Full Name)